DISCOVER FINANCIAL SERVICES										Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Nine Months Ended
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Sep 30, 2020 vs. Sep 30, 2019		Sep 30, 2020	Sep 30, 2019	2020 vs. 2019
EARNINGS SUMMARY
Interest Income	$2,681	$2,672	$2,982	$3,039	$3,040	($359)	(12%)	$8,335	$8,954	($619)	(7%)
Interest Expense	416	482	584	615	638	(222)	(35%)	1,482	1,915	(433)	(23%)
Net Interest Income	2,265	2,190	2,398	2,424	2,402	(137)	(6%)	6,853	7,039	(186)	(3%)
Discount/Interchange Revenue	752	622	694	800	775	(23)	(3%)	2,068	2,211	(143)	(6%)
Rewards Cost	514	385	478	519	520	(6)	(1%)	1,377	1,426	(49)	(3%)
Discount and Interchange Revenue, net	238	237	216	281	255	(17)	(7%)	691	785	(94)	(12%)
Protection Products Revenue	44	44	47	48	48	(4)	(8%)	135	146	(11)	(8%)
Loan Fee Income	100	85	119	123	120	(20)	(17%)	304	326	(22)	(7%)
Transaction Processing Revenue	50	49	44	51	52	(2)	(4%)	143	146	(3)	(2%)
Other Income	17	57	64	17	23	(6)	(26%)	138	73	65	89%
Total Non-Interest Income	449	472	490	520	498	(49)	(10%)	1,411	1,476	(65)	(4%)

Revenue Net of Interest Expense	2,714	2,662	2,888	2,944	2,900	(186)	(6%)	8,264	8,515	(251)	(3)%

Provision for Credit Losses	750	2,046	1,807	836	799	(49)	(6%)	4,603	2,395	2,208	92%

Employee Compensation and Benefits	471	452	467	447	439	32	7%	1,390	1,291	99	8%
Marketing and Business Development	140	129	231	234	230	(90)	(39%)	500	649	(149)	(23%)
Information Processing & Communications	111	117	114	113	96	15	16%	342	296	46	16%
Professional Fees	151	181	193	214	189	(38)	(20%)	525	539	(14)	(3%)
Premises and Equipment	26	27	30	27	26	—	—%	83	80	3	4%
Other Expense	106	171	124	149	127	(21)	(17%)	401	354	47	13%
Total Operating Expense	1,005	1,077	1,159	1,184	1,107	(102)	(9%)	3,241	3,209	32	1%

Income/ (Loss) Before Income Taxes	959	(461)	(78)	924	994	(35)	(4%)	420	2,911	(2,491)	(86%)
Tax Expense	188	(93)	(17)	216	224	(36)	(16%)	78	662	(584)	(88%)
Net Income/ (Loss)	$771	($368)	($61)	$708	$770	$1	—%	$342	$2,249	($1,907)	(85%)

Net Income/ (Loss) Allocated to Common Stockholders	$751	($369)	($78)	$704	$749	$2	—%	$309	$2,203	($1,894)	(86%)

Effective Tax Rate	19.6%	20.2%	22.0%	23.4%	22.5%			18.6%	22.7%

Net Interest Margin	10.19%	9.81%	10.21%	10.29%	10.43%	(24)	bps	10.07%	10.45%	(38)	bps
Operating Efficiency	37.0%	40.5%	40.1%	40.2%	38.2%	(120)	bps	39.2%	37.7%	150	bps
ROE	31%	(15)%	(2)%	24%	26%			5%	26%
ROCE	34%	(16)%	(3)%	25%	27%			4%	27%
Capital Returned to Common Stockholders	$117	$136	$468	$521	$540	($423)	(78%)	$721	$1,712	($991)	(58%)
Payout Ratio	16%	(37)%	(604)%	74%	72%			234%	78%

Ending Common Shares Outstanding	306	306	306	310	315	(9)	(3%)	306	315	(9)	(3%)
Weighted Average Common Shares Outstanding	306	306	308	312	317	(11)	(3%)	307	323	(16)	(5%)
Weighted Average Common Shares Outstanding (fully diluted)	306	306	308	313	317	(11)	(3%)	307	323	(16)	(5%)

PER SHARE STATISTICS
Basic EPS	$2.45	($1.20)	($0.25)	$2.25	$2.36	$0.09	4%	$1.00	$6.83	($5.83)	(85%)
Diluted EPS	$2.45	($1.20)	($0.25)	$2.25	$2.36	$0.09	4%	$1.00	$6.82	($5.82)	(85%)
Common Dividends Declared Per Share	$0.44	$0.44	$0.44	$0.44	$0.44	$—	—%	$1.32	$1.24	$0.08	6%
Common Stock Price (period end)	$57.78	$50.09	$35.67	$84.82	$81.09	($23.31)	(29%)	$57.78	$81.09	($23.31)	(29%)
Book Value per share	$33.45	$31.47	$31.55	$38.24	$37.20	($3.75)	(10%)	$33.45	$37.20	($3.75)	(10%)

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET SUMMARY
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Sep 30, 2020 vs. Sep 30, 2019
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities [1]	$38,991	$28,201	$21,993	$17,559	$17,761	$21,230	120%
Total Loan Receivables	88,660	88,927	92,963	95,894	92,493	(3,833)	(4%)
Allowance for Credit Losses	(8,226)	(8,184)	(6,913)	(3,383)	(3,299)	(4,927)	(149%)
Net Loan Receivables	80,434	80,743	86,050	92,511	89,194	(8,760)	(10%)
Premises and Equipment, net	1,121	1,115	1,070	1,057	1,028	93	9%
Goodwill and Intangible Assets, net	350	351	410	410	414	(64)	(15%)
Other Assets	3,453	3,382	3,134	2,459	2,389	1,064	45%
Total Assets	$124,349	$113,792	$112,657	$113,996	$110,786	$13,563	12%

Liabilities & Stockholders' Equity
Certificates of Deposits [2]	$19,661	$20,848	$20,703	$19,168	$18,313	$1,348	7%
Savings, Money Market, and Other Deposits [2]	43,282	40,266	36,003	35,241	33,985	9,297	27%
Direct to Consumer Deposits [2]	62,943	61,114	56,706	54,409	52,298	10,645	20%
Brokered Deposits and Other Deposits	15,072	16,250	16,712	18,337	18,723	(3,651)	(20%)
Deposits	78,015	77,364	73,418	72,746	71,021	6,994	10%
Short-term Borrowings [3]	10,700	—	—	—	—	10,700	NM
Securitized Borrowings	11,425	12,766	13,939	14,284	12,820	(1,395)	(11%)
Other Borrowings	10,416	10,428	12,159	11,417	11,634	(1,218)	(10%)
Borrowings	32,541	23,194	26,098	25,701	24,454	8,087	33%
Accrued Expenses and Other Liabilities	3,541	3,591	3,476	3,690	3,594	(53)	(1%)
Total Liabilities	114,097	104,149	102,992	102,137	99,069	15,028	15%
Total Equity	10,252	9,643	9,665	11,859	11,717	(1,465)	(13%)
Total Liabilities and Stockholders' Equity	$124,349	$113,792	$112,657	$113,996	$110,786	$13,563	12%

LIQUIDITY
Liquidity Portfolio [4]	$25,759	$26,853	$19,430	$16,608	$16,732	$9,027	54%
Private Asset-backed Securitizations	6,000	6,000	6,000	5,500	6,000	—	—%
Federal Reserve Discount Window [5]	32,635	32,830	34,712	34,220	33,355	(720)	(2%)
Undrawn Credit Facilities [5]	38,635	38,830	40,712	39,720	39,355	(720)	(2%)
Total Liquidity	$64,394	$65,683	$60,142	$56,328	$56,087	$8,307	15%

1 Includes $10.7 billion of agency pass-through residential mortgage-backed securities (RMBS) received in connection with a securities lending transaction entered into in September 2020

2 Includes Affinity relationships

3 Represents the obligation to return the agency pass-through residential mortgage-backed securities received from the counterparty of the securities lending transaction. The Company will return the RMBS when the securities lending transaction expires in November 2020

4 Excludes U.S. Treasury securities that have been pledged as collateral in the securities lending transaction

5 Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Sep 30, 2020 vs. Sep 30, 2019
BALANCE SHEET STATISTICS
Total Common Equity	$9,196	$8,587	$9,102	$11,296	$11,154	($1,958)	(18%)
Total Common Equity/Total Assets	7.4%	7.5%	8.1%	9.9%	10.1%
Total Common Equity/Net Loans	11.4%	10.6%	10.6%	12.2%	12.5%

Tangible Assets	$123,999	$113,441	$112,247	$113,586	$110,372	$13,627	12%
Tangible Common Equity [1]	$8,846	$8,236	$8,692	$10,886	$10,740	($1,894)	(18%)
Tangible Common Equity/Tangible Assets [1]	7.1%	7.3%	7.7%	9.6%	9.7%
Tangible Common Equity/Net Loans [1]	11.0%	10.2%	10.1%	11.8%	12.0%
Tangible Common Equity per share [1]	$28.86	$26.88	$28.38	$35.10	$34.10	($5.24)	(15%)

	Basel III
	Quarter Ended
REGULATORY CAPITAL RATIOS [2]	Sep 30, 2020 2	Jun 30, 2020 2	Mar 31, 2020 2	Dec 31, 2019	Sep 30, 2019
Total Risk Based Capital Ratio	15.2%	14.7%	13.7%	13.5%	13.7%
Tier 1 Risk Based Capital Ratio	13.3%	12.9%	11.9%	11.8%	12.0%
Tier 1 Leverage Ratio	10.6%	10.0%	9.9%	10.3%	10.3%
Common Equity Tier 1 Capital Ratio	12.2%	11.7%	11.3%	11.2%	11.4%

1 Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

2 Based on the final rule published September 30, 2020. Capital ratios reflect delay in the recognition of the impact of CECL reserves on regulatory capital for two years in accordance with the final rule

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Sep 30, 2020 vs. Sep 30, 2019
AVERAGE BALANCES
Assets
Cash and Investment Securities	$27,841	$25,681	$17,977	$17,579	$17,215	$10,626	62%
Restricted Cash	775	226	627	58	737	38	5%
Credit Card Loans	69,643	70,848	75,337	74,814	73,248	(3,605)	(5%)
Private Student Loans	9,790	9,826	9,992	9,660	9,459	331	3%
Personal Loans	7,255	7,475	7,704	7,675	7,522	(267)	(4%)
Other Loans	1,734	1,622	1,468	1,288	1,116	618	55%
Total Loans	88,422	89,771	94,501	93,437	91,345	(2,923)	(3%)
Total Interest Earning Assets	117,038	115,678	113,105	111,074	109,297	7,741	7%
Allowance for Credit Losses	(8,183)	(6,927)	(5,851)	(3,294)	(3,198)	(4,985)	(156%)
Other Assets	5,981	5,717	5,661	4,835	4,674	1,307	28%
Total Assets	$114,836	$114,468	$112,915	$112,615	$110,773	$4,063	4%

Liabilities and Stockholders' Equity
Certificates of Deposits [1]	$20,295	$20,939	$19,688	$18,879	$17,435	$2,860	16%
Savings, Money Market, and Other Deposits [1]	41,256	37,874	35,534	34,113	33,062	8,194	25%
Direct to Consumer Deposits [1]	61,551	58,813	55,222	52,992	50,497	11,054	22%
Brokered Deposits and Other Deposits	15,271	16,429	16,756	17,865	19,132	(3,861)	(20%)
Total Interest-bearing Deposits	76,822	75,242	71,978	70,857	69,629	7,193	10%
Short-term Borrowings	350	—	1	—	1	349	NM
Securitized Borrowings	12,115	12,960	14,087	13,562	13,719	(1,604)	(12%)
Other Long-term Borrowings	10,426	11,375	11,790	11,542	11,047	(621)	(6%)
Total Interest-bearing Liabilities	99,713	99,577	97,856	95,961	94,396	5,317	6%
Other Liabilities & Stockholders' Equity	15,123	14,891	15,059	16,654	16,377	(1,254)	(8%)
Total Liabilities and Stockholders' Equity	$114,836	$114,468	$112,915	$112,615	$110,773	$4,063	4%

AVERAGE YIELD
Assets
Cash and Investment Securities	0.90%	0.94%	1.80%	2.05%	2.26%	(136)	bps
Restricted Cash	0.09%	0.25%	1.06%	1.39%	2.11%	(202)	bps
Credit Card Loans	12.40%	12.34%	12.90%	13.08%	13.35%	(95)	bps
Private Student Loans	7.40%	7.46%	8.24%	8.43%	8.54%	(114)	bps
Personal Loans	13.03%	12.40%	13.27%	13.23%	13.17%	(14)	bps
Other Loans	6.25%	6.49%	6.73%	6.27%	6.72%	(47)	bps
Total Loans	11.78%	11.70%	12.34%	12.52%	12.76%	(98)	bps
Total Interest Earning Assets	9.11%	9.29%	10.60%	10.86%	11.03%	(192)	bps

AVERAGE RATES
Liabilities and Stockholders' Equity
Certificates of Deposits [1]	2.02%	2.22%	2.36%	2.45%	2.45%	(43)	bps
Savings, Money Market, and Other Deposits [1]	0.86%	1.29%	1.64%	1.80%	2.01%	(115)	bps
Direct to Consumer Deposits [1]	1.25%	1.62%	1.90%	2.03%	2.16%	(91)	bps
Brokered Deposits and Other Deposits	2.47%	2.52%	2.71%	2.72%	2.73%	(26)	bps
Total Interest-bearing Deposits	1.49%	1.81%	2.09%	2.20%	2.32%	(83)	bps
Short-term Borrowings	3.10%	0.25%	1.71%	1.72%	2.18%	92	bps
Securitized Borrowings	1.04%	1.24%	2.28%	2.62%	2.95%	(191)	bps
Other Long-term Borrowings	3.60%	3.63%	4.45%	4.53%	4.64%	(104)	bps
Total Interest-bearing Liabilities	1.66%	1.95%	2.40%	2.54%	2.68%	(102)	bps
Net Interest Margin	10.19%	9.81%	10.21%	10.29%	10.43%	(24)	bps
Net Yield on Interest-earning Assets	7.70%	7.61%	8.53%	8.66%	8.72%	(102)	bps

[1] Includes Affinity relationships
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Sep 30, 2020 vs. Sep 30, 2019		Sep 30, 2020	Sep 30, 2019	2020 vs. 2019
TOTAL LOAN RECEIVABLES
Ending Loans [1]	$88,660	$88,927	$92,963	$95,894	$92,493	($3,833)	(4%)	$88,660	$92,493	($3,833)	(4%)
Average Loans [1]	$88,422	$89,771	$94,501	$93,437	$91,345	($2,923)	(3%)	$90,889	$90,026	$863	1%

Interest Yield	11.78%	11.70%	12.34%	12.52%	12.76%	(98)	bps	11.95%	12.79%	(84)	bps
Gross Principal Charge-off Rate [2]	3.78%	4.26%	4.15%	4.00%	3.87%	(9)	bps	4.07%	3.97%	10	bps
Net Principal Charge-off Rate [2]	3.00%	3.44%	3.27%	3.19%	3.05%	(5)	bps	3.24%	3.17%	7	bps
Delinquency Rate (30 or more days)	1.77%	1.98%	2.39%	2.41%	2.33%	(56)	bps
Delinquency Rate (30 or more days) excluding Purchased Loans [3]	1.76%	1.98%	2.38%	2.40%	2.32%	(56)	bps	1.76%	2.32%	(56)	bps
Delinquency Rate (90 or more days)	0.80%	1.03%	1.18%	1.15%	1.06%	(26)	bps
Delinquency Rate (90 or more days) excluding Purchased Loans [3]	0.80%	1.04%	1.19%	1.15%	1.06%	(26)	bps	0.80%	1.06%	(26)	bps
Gross Principal Charge-off Dollars [2]	$842	$950	$975	$941	$891	($49)	(5%)	$2,767	$2,676	$91	3%
Net Principal Charge-off Dollars [2]	$668	$767	$769	$751	$702	($34)	(5%)	$2,204	$2,135	$69	3%
Net Interest and Fee Charge-off Dollars	$141	$169	$178	$166	$156	($15)	(10%)	$488	$472	$16	3%
Loans Delinquent 30 or more days	$1,567	$1,763	$2,218	$2,312	$2,153	($586)	(27%)
Loans Delinquent 30 or more days excluding Purchased Loans [3]	$1,544	$1,739	$2,189	$2,276	$2,114	($570)	(27%)	$1,544	$2,114	($570)	(27%)
Loans Delinquent 90 or more days	$708	$916	$1,095	$1,098	$978	($270)	(28%)
Loans Delinquent 90 or more days excluding Purchased Loans [3]	$702	$911	$1,088	$1,089	$968	($266)	(27%)	$702	$968	($266)	(27%)

Allowance for Credit Losses (period end) [4]	$8,226	$8,184	$6,913	$3,383	$3,299	$4,927	149%	$8,226	$3,299	$4,927	149%
Reserve Change Build/ (Release) [5,6,7]	$42	$1,271	$1,069	$85	$97	($55)		$2,382	$260	$2,122
Reserve Rate	9.28%	9.20%	7.44%	3.53%	3.57%	571	bps	9.28%	3.57%	571	bps

CREDIT CARD LOANS
Ending Loans	$69,656	$70,201	$73,811	$77,181	$73,968	($4,312)	(6%)	$69,656	$73,968	($4,312)	(6%)
Average Loans	$69,643	$70,848	$75,337	$74,814	$73,248	($3,605)	(5%)	$71,934	$72,041	($107)	—%

Interest Yield	12.40%	12.34%	12.90%	13.08%	13.35%	(95)	bps	12.55%	13.41%	(86)	bps
Gross Principal Charge-off Rate	4.33%	4.84%	4.64%	4.34%	4.25%	8	bps	4.60%	4.36%	24	bps
Net Principal Charge-off Rate	3.45%	3.90%	3.65%	3.41%	3.32%	13	bps	3.67%	3.43%	24	bps
Delinquency Rate (30 or more days)	1.91%	2.17%	2.62%	2.62%	2.50%	(59)	bps	1.91%	2.50%	(59)	bps
Delinquency Rate (90 or more days)	0.93%	1.21%	1.38%	1.32%	1.21%	(28)	bps	0.93%	1.21%	(28)	bps
Gross Principal Charge-off Dollars	$759	$852	$869	$818	$784	($25)	(3%)	$2,480	$2,347	$133	6%
Net Principal Charge-off Dollars	$604	$688	$683	$644	$611	($7)	(1%)	$1,975	$1,850	$125	7%
Loans Delinquent 30 or more days	$1,328	$1,523	$1,935	$2,019	$1,847	($519)	(28%)	$1,328	$1,847	($519)	(28%)
Loans Delinquent 90 or more days	$650	$846	$1,016	$1,020	$897	($247)	(28%)	$650	$897	($247)	(28%)

Allowance for Credit Losses (period end) [4]	$6,491	$6,491	$5,306	$2,883	$2,799	$3,692	132%	$6,491	$2,799	$3,692	132%
Reserve Change Build/ (Release) [5,6]	$—	$1,185	$756	$84	$106	($106)		$1,941	$271	$1,670
Reserve Rate	9.32%	9.25%	7.19%	3.74%	3.78%	554	bps	9.32%	3.78%	554	bps
Total Discover Card Volume	$39,783	$33,105	$37,474	$42,794	$41,168	($1,385)	(3%)	$110,362	$117,489	($7,127)	(6%)
Discover Card Sales Volume	$37,134	$30,721	$33,988	$39,188	$37,432	($298)	(1%)	$101,843	$106,995	($5,152)	(5%)
Rewards Rate	1.38%	1.24%	1.40%	1.32%	1.38%	—	bps	1.34%	1.33%	1	bps

[1] Total Loans includes Home Equity and other loans
[2] Prior to adoption of ASU No. 2016-13 on January 1, 2020, net charge-offs on Purchased Credit Impaired ("PCI") loans generally did not result in a charge to earnings
[3] Prior to adoption of ASU No. 2016-13 on January 1, 2020, Purchased loans (formerly referred to as PCI) were accounted for on a pooled basis. Since a pool was accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, was not meaningful. Because the Company was recognizing interest income on a pool of loans, it was all considered to be performing

[4] Prior to adoption of ASU No. 2016-13 on January 1, 2020, credit losses were estimated using the incurred loss approach. Under the new current expected credit loss (“CECL”) approach, reserves are now recorded for expected losses, not simply those deemed to be already incurred, and the loss estimate period is extended to include the entire life of the loan

[5] Prior to adoption of ASU No. 2016-13 on January 1, 2020, the allowance for credit loss included the net change in reserves on PCI pools having no remaining non-accretable difference which did not impact the reserve change build/(release) in provision for credit losses

[6] Excludes January 1, 2020 CECL day one impact
[7] Excludes any build/release of the liability for expected credit losses on unfunded commitments as the offset is recorded in accrued expenses and other liabilities in the Company's condensed consolidated statements of financial condition

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Sep 30, 2020 vs. Sep 30, 2019		Sep 30, 2020	Sep 30, 2019	2020 vs. 2019
PRIVATE STUDENT LOANS
Organic Student Loans	$8,989	$8,635	$8,790	$8,402	$8,395	$594	7%	$8,989	$8,395	$594	7%
Purchased Student Loans	1,027	1,095	1,167	1,251	1,341	(314)	(23%)	1,027	1,341	(314)	(23%)
Total Private Student Loans	$10,016	$9,730	$9,957	$9,653	$9,736	$280	3%	$10,016	$9,736	$280	3%

Interest Yield	7.40%	7.46%	8.24%	8.43%	8.54%	(114)	bps	7.70%	8.58%	(88)	bps
Net Principal Charge-off Rate [1]	0.58%	0.62%	0.68%	1.02%	0.59%	(1)	bps	0.63%	0.62%	1	bps
Delinquency Rate (30 or more days)	1.49%	1.57%	1.75%	1.88%	1.93%	(44)	bps	1.49%	1.93%	(29)	bps
Delinquency Rate (30 or more days) excluding Purchased Loans [2]	1.41%	1.49%	1.64%	1.72%	1.78%	(37)	bps	1.41%	1.78%	(37)	bps

Reserve Rate	8.38%	8.21%	7.68%	1.53%	1.51%	687	bps	8.38%	1.51%	687	bps

PERSONAL LOANS
Ending Loans	$7,211	$7,316	$7,651	$7,687	$7,596	($385)	(5%)	$7,211	$7,596	($385)	(5%)

Interest Yield	13.03%	12.40%	13.27%	13.23%	13.17%	(14)	bps	12.90%	13.02%	(12)	bps
Net Principal Charge-off Rate	2.69%	3.43%	3.59%	4.26%	3.99%	(130)	bps	3.24%	4.28%	(104)	bps
Delinquency Rate (30 or more days)	1.10%	1.07%	1.31%	1.37%	1.49%	(39)	bps	1.10%	1.49%	(39)	bps

Reserve Rate	11.89%	11.71%	10.55%	4.53%	4.59%	730	bps	11.89%	4.59%	730	bps

[1] Prior to adoption of ASU No. 2016-13 on January 1, 2020, net charge-offs on Purchased Credit Impaired ("PCI") loans generally did not result in a charge to earnings

[2] Prior to adoption of ASU No. 2016-13 on January 1, 2020, Purchased loans (formerly referred to as PCI) were accounted for on a pooled basis. Since a pool was accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, was not meaningful. Because the Company was recognizing interest income on a pool of loans, it was all considered to be performing

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS AND VOLUME STATISTICS
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Sep 30, 2020 vs. Sep 30, 2019		Sep 30, 2020	Sep 30, 2019	2020 vs. 2019
DIRECT BANKING
Interest Income	$2,681	$2,672	$2,982	$3,039	$3,040	($359)	(12%)	$8,335	$8,953	($618)	(7%)
Interest Expense	416	482	584	615	638	(222)	(35%)	1,482	1,915	(433)	(23%)
Net Interest Income	2,265	2,190	2,398	2,424	2,402	(137)	(6%)	6,853	7,038	(185)	(3%)
Non-Interest Income	371	354	366	431	409	(38)	(9%)	1,091	1,217	(126)	(10%)
Revenue Net of Interest Expense	2,636	2,544	2,764	2,855	2,811	(175)	(6%)	7,944	8,255	(311)	(4%)
Provision for Credit Losses	750	2,046	1,807	838	799	(49)	(6%)	4,603	2,395	2,208	92%
Total Operating Expense	969	982	1,118	1,134	1,069	(100)	(9%)	3,069	3,097	(28)	(1%)
Income/ (Loss) Before Income Taxes	$917	($484)	($161)	$883	$943	($26)	(3%)	$272	$2,763	($2,491)	(90%)

Net Interest Margin	10.19%	9.81%	10.21%	10.29%	10.43%	(24)	bps	10.07%	10.45%	(38)	bps
Pretax Return on Loan Receivables	4.13%	(2.17)%	(0.69)%	3.75%	4.09%	4	bps	0.40%	4.1%	(370)	bps

Allowance for Credit Losses (period end) [1]	$8,226	$8,184	$6,913	$3,383	$3,298	$4,928	149%	$8,226	$3,298	$4,928	149%
Reserve Change Build/ (Release) [2,3]	$42	$1,271	$1,069	$87	$98	($56)		$2,382	$261	$2,121

PAYMENT SERVICES
Interest Income	$—	$—	$—	$—	$—	$—	NM	$—	$1	($1)	(100%)
Interest Expense	—	—	—	—	—	—	NM	—	—	—	NM
Net Interest Income	—	—	—	—	—	—	NM	—	1	(1)	(100%)
Non-Interest Income	78	118	124	89	89	(11)	(12%)	320	259	61	24%
Revenue Net of Interest Expense	78	118	124	89	89	(11)	(12%)	320	260	60	23%
Provision for Credit Losses	—	—	—	(2)	—	—	NM	—	—	—	NM
Total Operating Expense	36	95	41	50	38	(2)	(5%)	172	112	60	54%
Income/ (Loss) Before Income Taxes	$42	$23	$83	$41	$51	($9)	(18%)	$148	$148	$0	—%

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	679	565	645	731	710	(31)	(4)%	1,889	1,986	(97)	(5)%
PULSE Network	1,270	1,209	1,189	1,253	1,220	50	4%	3,668	3,535	133	4%
Total	$1,949	$1,774	$1,834	$1,984	$1,930	$19	1%	5,557	5,521	36	1%

NETWORK VOLUME
PULSE Network	$54,993	$52,859	$49,174	$50,037	$47,535	$7,458	16%	$157,026	$142,030	$14,996	11%
Network Partners	8,917	7,280	6,980	7,099	6,656	2,261	34%	23,177	18,269	4,908	27%
Diners Club International [4]	5,839	4,339	7,737	8,831	8,386	(2,547)	(30)%	17,915	25,136	(7,221)	(29%)
Total Payment Services	69,749	64,478	63,891	65,967	62,577	7,172	11%	198,118	185,435	12,683	7%
Discover Network - Proprietary	38,699	32,349	35,180	40,579	38,722	(23)	—%	106,228	110,664	(4,436)	(4)%
Total	$108,448	$96,827	$99,071	$106,546	$101,299	$7,149	7%	$304,346	$296,099	$8,247	3%

[1] Prior to adoption of ASU No. 2016-13 on January 1, 2020, credit losses were estimated using the incurred loss approach. Under the new current expected credit loss (“CECL”) approach, reserves are now recorded for expected losses, not simply those deemed to be already incurred, and the loss estimate period is extended to include the entire life of the loan

[2] Prior to adoption of ASU No. 2016-13 on January 1, 2020, the allowance for credit loss included the net change in reserves on PCI pools having no remaining non-accretable difference which did not impact the reserve change build/(release) in provision for credit losses

[3] Excludes January 1, 2020 CECL day one impact
[4] Volume is derived from data provided by licencees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES - GLOSSARY OF FINANCIAL TERMS

Balance Sheet & Regulatory Capital Terms
Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Regulatory Capital Ratios are preliminary
• Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets
• Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets
• Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets
• Common Equity Tier 1 Capital Ratio represents common equity tier 1 capital divided by risk weighted assets

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data

Tangible Common Equity/Net Loans, a non-GAAP measure, represents TCE divided by total loans less the allowance for credit losses (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents TCE divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents TCE divided by total assets less goodwill and intangibles

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

Credit Related Terms
Delinquency Rate (30 or more days) represents loans delinquent thirty days or more divided by ending loans (total or respective product loans, as appropriate)

Delinquency Rate (90 or more days) represents loans delinquent ninety days or more divided by ending loans (total or respective product loans, as appropriate)

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Reserve Rate represents the allowance for credit losses divided by total loans (total or respective product loans, as appropriate)

Earnings and Shareholder Return Terms
Book Value per share represents total equity divided by ending common shares outstanding

Capital Returned to Common Stockholders represents common stock dividends declared and treasury share repurchases, excluding common stock issued under employee benefit plans and stock based compensation

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Income Allocated to Common Stockholders represents net income less preferred stock dividends and income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period

Net Yield on Interest Earning Assets represents net interest income (annualized) divided by average total interest earning assets for the period

Operating Efficiency represents total operating expense divided by revenue net of interest expense

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Payout Ratio represents capital returned to common stockholders divided by net income allocated to common stockholders

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents Credit Card rewards cost divided by Discover Card sales volume

Volume Terms
Discover Card Sales Volume represents Discover card activity related to sales net of returns

Discover Card Volume represents Discover card activity related to sales net of returns, balance transfers, cash advances and other activity

Discover Network Proprietary Volume represents gross Discover Card sales volume on the Discover Network

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019
GAAP Total Common Equity	$9,196	$8,587	$9,102	$11,296	$11,154
Less: Goodwill	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	(95)	(96)	(155)	(155)	(159)
Tangible Common Equity [1]	$8,846	$8,236	$8,692	$10,886	$10,740

GAAP Book Value Per Share	$33.45	$31.47	$31.55	$38.24	$37.20
Less: Goodwill	(0.84)	(0.83)	(0.82)	(0.83)	(0.80)
Less: Intangibles	(0.31)	(0.31)	(0.51)	(0.50)	(0.51)
Less: Preferred Stock	(3.44)	(3.45)	(1.84)	(1.81)	(1.79)
Tangible Common Equity Per Share	$28.86	$26.88	$28.38	$35.10	$34.10

[1] Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company

Note: See Glossary of Financial Terms for definitions of financial terms